Exhibit 10.1

OMNIBUS AMENDMENT
TO CERTAIN PROMISSORY NOTES AND INVESTOR RIGHTS AGREEMENTS
AMONG AXS-ONE INC. AND CERTAIN INVESTORS

* Series E 6% Secured Convertible Promissory Note dated as of October 30, 2008
* Investor Rights Agreement dated as of October 30, 2008
* Series D 6% Secured Convertible Promissory Note dated as of July 24, 2008, as amended
* Investor Rights Agreement dated as of July 24, 2008
* Series C 6% Secured Convertible Promissory Note dated as of November 16, 2007, as amended
* Investor Rights Agreement dated as of November 16, 2007
* Series B 6% Secured Convertible Promissory Note dated as of May 29, 2007, as amended
* Series A 6% Secured Convertible Promissory Note dated as of May 29, 2007, as amended
* Investor Rights Agreement dated as of May 29, 2007

This Omnibus Amendment (the “Amendment”) is made and entered into as of May 29, 2009 (the “Effective Date”) among AXS-One Inc., a Delaware corporation (the “Company”), and each of the parties listed on Schedule 1 attached hereto (each, an “Investor”, and collectively, the “Investors”).

WHEREAS, the Company issued in favor of certain Investors Series E 6% Secured Convertible Promissory Notes dated as of October 30, 2008, Series D 6% Secured Convertible Promissory Notes dated as of July 24, 2008 (as amended on or about October 30, 2008), Series C 6% Secured Convertible Promissory Notes dated as of November 16, 2007 (as amended on or about July 24, 2008 and October 30, 2008), Series B 6% Secured Convertible Promissory Notes dated as of May 29, 2007 (as amended on or about November 16, 2007, July 24, 2008 and October 30, 2008), and/or Series A 6% Secured Convertible Promissory Notes dated as of May 29, 2007 (as amended on or about November 16, 2007, July 24, 2008 and October 30, 2008) (collectively, the “Notes”);

WHEREAS, in connection with the purchase of the Notes, the Company and certain of the Investors entered into Investor Rights Agreements dated as of October 30, 2008, July 24, 2008, November 16, 2007 and/or May 29, 2007 (collectively, the “Investor Rights Agreements”); and

WHEREAS, the Company and the Investors have agreed to modify certain terms of the Notes and the Investor Rights Agreements as specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.

(a)           Amendment to the Notes.  The reference to “May 29, 2009” in Section 1(a) of each of the Notes is hereby amended and replaced with “July 31, 2009”.

(b)           Amendment to the Investor Rights Agreements.  The reference to “May 29, 2009” in the definition of “Filing Date” in Section 1 of each of the Investor Rights Agreements is hereby amended and replaced with “July 31, 2009”.

2.           Ratification.  Except as expressly amended hereby, all terms and conditions of the Notes and the Investor Rights Agreements, as amended, are hereby ratified and confirmed in all respects and shall continue in full force and effect.  All references to the Notes and the Investor Rights Agreements shall hereafter refer to such Notes and Investor Rights Agreements, as amended hereby.

3.           No Waiver.  Except as expressly set forth herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect, any obligation of the Company under any of the Notes or the Investor Rights Agreements or any rights of any Investor consequent thereon.

4.           Counterparts; Facsimile Execution.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  In the event that any signature is delivered by facsimile or other means of electronic image transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

5.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to conflict of laws).

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment to be duly executed by their respective authorized persons as of the Effective Date.

AXS-ONE INC.

By:	/s/ Joseph P. Dwyer
Name: Joseph P. Dwyer
Title: Chief Financial Officer

[Investor signatures on following pages.]

INVESTOR:

Print Exact Name:______________________________

By: /s/
Name:
Title:

[Signature Page of Investor to Omnibus Amendment]

 SCHEDULE 1

INVESTORS

Name and Address
Aston Assets, S.A. c/o Macro Continental, Inc. Apartado Postal 0832-00155 World Trade Center Panama, Republica de Panama (506) 223-5787 (fax)
BlueLine Capital Partners, LP 402 Railroad Avenue, Suite 202 Danville, CA 94526 Attn: Scott Shuda (925) 988-0287 (fax)
BlueLine Capital Partners II, LP 402 Railroad Avenue, Suite 202 Danville, CA 94526 Attn: Scott Shuda (925) 988-0287 (fax)
BlueLine Capital Partners III, LP 402 Railroad Avenue, Suite 202 Danville, CA 94526 Attn: Scott Shuda (925) 988-0287 (fax)
Daniel H. Burch c/o MacKenzie Partners Inc. 105 Madison Ave. New York, NY 10016 (212) 929-0061 (fax)
Harold D. Copperman 2804 Tarflower Way Naples, FL 34105 (239) 659-4473 (fax)
Jurika Family Trust U/A 3/17/1989 42 Glen Alpine Road Piedmont, CA 94611 Attn: William Jurika (510) 985 1197 (fax)
William P. Lyons 301 Rt. 17 North Rutherford, NJ 07070 (201) 939-6955 (fax)
Robert J. Migliorino 81 Eleven Levels Road Ridgefield, CT 06877 (212) 202-5188 (fax)
Phillip L. Rugani 459 Old Woods Road Wyckoff, NJ 07481 (201) 939-6955 (fax)
Sirius Trust c/o Stonehage SA Rue du Puits-Godet 12 2002 Neuchatel, Switzerland (44) 32 723 1001 (fax)